SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [_]  Confidential, For Use
                                                of the Commission Only
                                               (As Permitted by Rule 14a-6(e)(2)
[ ]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          REDOX TECHNOLOGY CORPORATION

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:



[_] Fee paid previously with preliminary materials.



[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:

                          REDOX TECHNOLOGY CORPORATION
                       1141 Harbor Bay Parkway, Suite 203
                            Alameda, California 94502
                                 (510) 769-4600

               TO THE STOCKHOLDERS OF REDOX TECHNOLOGY CORPORATION

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Redox Technology Corporation, a Delaware corporation (the "Company" or "RDOX"), will be held at * (New York time), on *, 2004 at *, for the following purposes:

1. To elect five (5) directors of the Company to serve until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To amend the Company's certificate of incorporation to increase the authorized number of common stock from 100,000,000 shares to 350,000,000 shares (the text of the amendment to the Certificate of Incorporation of Redox Technology Corporation is attached hereto as Appendix A to the accompanying Proxy Statement);

3. To adopt the 2004 Stock Incentive Plan;

4. To ratify the selection of Malone & Bailey, PLLC as our independent auditors for the fiscal year ending December 31, 2004; and

5. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on
* are entitled to notice of and to vote at the annual meeting. You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the annual meeting, even if you use the option set forth above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

By Order of the Board of Directors,





/s/James R. Schuler
----------------------
   James R. Schuler
   Chairman of the Board



Alameda, California
May 28, 2004

                          REDOX TECHNOLOGY CORPORATION
                       1141 Harbor Bay Parkway, Suite 203
                            Alameda, California 94502
                               (Tel) 510-769-4600
                               (Fax) 510-769-4610

             PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our *, 2004 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about *, 2004. Our annual report is not a part of this proxy statement.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

*, 2004, * P.M. New York time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at *.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1. ELECTION OF DIRECTORS. To elect five directors to serve until the 2005 Annual Meeting of stockholders or until their successors are duly elected and qualified;

2. Amendment of the Certificate of Incorporation TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY. To consider adopting the amendment to the Certificate of Incorporation that would increase the authorized number of shares of common stock from 100,000,000 shares to 350,000,000 shares;

3. ADOPTION OF 2004 STOCK INCENTIVE PLAN. To consider adopting the 2004 Stock Incentive Plan;

4. RATIFICATION OF AUDITORS. To ratify the selection of Malone & Bailey, PLLC ("M&B") as independent auditors of the Company for the fiscal year ending December 31, 2004; and

5. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on *, 2004 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On *, 2004, there were * shares of our common stock outstanding and entitled to vote at the Stockholders Meeting.

YOUR BOARD OF DIRECTORS  HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS, THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION, THE ADOPTION OF THE 2004 STOCK INCENTIVE PLAN AND THE RATIFICATION OF THE APPOINTMENT OF M&B AS AUDITORS.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. A pre-addressed, postage-paid envelope is provided for this purpose.

If you return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees or (3) all of the nominees except those you designate. For each other item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

o    "FOR" the election of all of our nominees for directors;

o "FOR" the amendment of the Company's Certificate of Incorporation to increase the number of shares of common stock authorized from 100,000,000 shares to 350,000,000 shares;

o    "FOR" the adoption of the 2004 Stock Incentive Plan; and

o "FOR" the ratification of Malone & Bailey, PLLC as our independent auditors.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at 1141 Harbor Bay Parkway, Suite 203, Alameda, California 94502.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

The representation, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

HOW MANY VOTES ARE REQUIRED?

o Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

o The proposal to amend the Certificate of Incorporation to increase the number of authorized shares will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Certificate of Incorporation.

o The adoption of the 2004 Stock Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

o The ratification of the director's selection of Malone & Bailey, PLLC as the Company's independent auditors will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING DUE?

Any stockholder proposals for the 2005 annual meeting must be received by us, directed to the attention of the Company's secretary, Mr. Clifton Douglas, Redox Technology Corporation, 1141 Harbor Bay Parkway, Suite 203, Alameda, California 94502, no later than December 17, 2004. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

                        PROPOSAL 1: ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

At the Meeting, five (5) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Schuler, Douglas, Dowaliby, Bianco and Price (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

James R. Schuler has served as President since December 2003 and a Director of our Company since August 1998. Presently, Mr. Schuler is the President and CEO of TransUnited Partners, Inc. of Pacifica, California, having been with that company since 1998. Also since 1998 through the present, Mr. Schuler is CEO to Octobot International LLC (formerly S-Cube Investments, LLC) where he has been forming a technology cooperative among new technology companies. Previously, Mr. Schuler co-founded a research and development company in 1994 called Add-Vision, Inc., which produced a new illumination technology made up of a revolutionary thin, flat, programmable display product with multiple uses (called Intelligent Illumination). He remained with Add-Vision until 1998. Prior to that, Mr.
Schuler served as President and CEO to a transportation relocation company called Relocation Controls Corporation, and to petroleum refining administrative company that he founded called Transatlantic Petroleum. Mr. Schuler received a Bachelor of Science Degree in Finance and Business Administration from the University of North Carolina.

Clifton D. Douglas has served as Secretary/Treasurer and Director since July 1996, overseeing and managing all of the accounting and financial affairs of the Company. From 1990 though 1995, Mr. Douglas was Vice President of Tiger Oil and Gas, Inc., Latin America Trading Company and Petrorental Internacionales, S.A., where he was responsible for operations in Mexico and Latin America. Mr. Douglas continues to work as a financial consultant in the areas of oil, gas and real estate construction. In 1953, Mr. Douglas received a Bachelor of Science in Accounting from Arizona State University.

James M. Dowaliby has been the owner and principal of International Finance Limited, a financial, strategic planning and business design company since 1985. Mr. Dowaliby was the Vice President, Production, International Television for Paramount Pictures from 1998 to 2001. He has also been the Vice President in Charge of Production for International Family Entertainment, Inc, Chief Financial Officer & Vice President, Production for Northstar Entertainment, Inc. and the Chief Financial Officer of Intercontinental Releasing Corporation. Mr. Dowaliby holds a Bachelor of Arts and a Masters in Business Administration from Yale University.

Michael F. Bianco is the chairman and chief executive officer of American Capital Markets Group. Mr. Bianco was co-founder and managing director, corporate financial consulting, western region for Arthur Andersen & Co. He has also been the president and chief executive officer of Loeb Rhoades Securities Corporation, the Asian subsidiary of Loeb, Rhoades & Co. Mr. Bianco holds an undergraduate degree from Wilkes University, graduated from Stanford University Graduate Business School Advanced Management College and holds a Masters degree from the University of Michigan.

Harold Price is Chairman of the Board, President, and Chief Executive Officer of Titanis, Inc. Founded by Mr. Price in 1999, Titanis is a technology solutions company modeled as an ASP+. Previous to Titanis, Harold held the position of IT Corporate Director with Weatherford International, Inc. Prior to Weatherford, Mr. Price held various positions, each growing in responsibility, within Baker Hughes. Harold Price is a graduate of Prairie View A & M University in Business Administration and Computer Science. Mr. Price currently serves on the boards of Fifth Ward Community Redevelopment Corporation and TechCorps Texas.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

Pursuant to Delaware law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of RDOX, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2003 BOARD MEETINGS

In 2003, the board met * times. No director attended less than 75% of all of the combined total meetings of the board and the committees on which they served in 2003.

BOARD  COMMITTEES

The Board does not have any committees.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

               PROPOSAL 2: To consider and vote upon a proposal to
                amend THE COMPANY'S Certificate of Incorporation
                 To INcrease the number of authorized shares of
                  Common Stock from 100,000,000 to 350,000,000
                           (ITEM 2 ON THE PROXY CARD)

         On May 27, 2004, the Board of Directors authorized an amendment to the Company's Certificate of Incorporation to increase the number of our authorized shares. Subject to shareholder approval, Article Four would be amended to read as follows and would be filed with the Delaware Secretary of State:

    "FOURTH: The total number of shares of all classes of stock which the corporation is authorized to issue is three hundred sixty million (360,000,000), consisting of ten million (10,000,000) shares of preferred stock, par value one-tenth of one cent ($.001) per share (the "Preferred Stock"), and three hundred fifty million (350,000,000) shares of common stock, having a par value of $.00005) per share (the "Common Stock").

    Each issued and outstanding share of Common Stock shall entitle the holder of record thereof to one vote.

    The Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the date of issue and the date from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, the designations, preferences, and the relative, participating, optional or mandatory rights to redemption, conversion or exchange or other special qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law."

         The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

         As of the Record Date, a total of * shares of the Company's currently authorized 100,000,000 shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

         The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

         Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

         Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

     o    Secured Convertible Debenture

         To obtain funding for its ongoing operations, the Company entered into a Securities Purchase Agreement with four accredited investors on April 27, 2004 for the sale of (i) $750,000 in convertible notes and (ii) warrants to buy 1,500,000 shares of our common stock. The investors are obligated to provide us with an aggregate of $750,000 as follows:

     o    $250,000 was disbursed on April 27, 2004;

     o $250,000 will be disbursed within five business days of the filing of this registration statement; and

     o $250,000 will be disbursed within five business days of the effectiveness of this prospectus.

Accordingly, we have received a total of $250,000 pursuant to the Securities Purchase Agreement. The Company used the proceeds generated from the sale of the first round of secured convertible debentures for general working capital purposes including payment of professional fees, payroll and rent and the payment of vendors.

The notes bear interest at 12%, mature two years from the date of issuance, and are convertible into our common stock, at the selling stockholders' option, at the lower of (i) $0.08 or (ii) 55% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date. Accordingly, there is in fact no limit on the number of shares into which the notes may be converted. As of May10, 2004, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over-The-Counter Bulletin Board was $.02 and, therefore, the conversion price for the convertible notes was $.011. Based on this conversion price, the $750,000 convertible notes, excluding interest, were convertible into 68,181,819 shares of our common stock. If the Company's stock price should decrease, the Company will be required to issue substantially more shares, which will cause dilution to the Company's existing stockholders. There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.

The full principal amount of the convertible debentures are due upon default under certain terms of convertible debentures. The Company is obligated to register the resale of the conversion shares issuable upon conversion of the notes under the Securities Act of 1933, as amended, no later than thirty (30) days from April 27, 2004. In addition, management is also obligated, pursuant to the Securities Purchase Agreement, to vote in favor of an increase in the Company's common stock as well as to recommend such increase to the Company's stockholders. In the event that the increase in the Company's authorized common stock is not approved, an event of default will exist upon the Company's failure to rectify such default within ten days of receipt of a notice of default from the investor and the investor may demand that all interest owed on the secured convertible debenture be paid in either cash or common stock. Furthermore, upon the event of default, the investors have a first priority security interest in substantially all of our assets and can take possession of them upon an event of default.

         The following are the risks associated with entering into the Securities Purchase Agreement:

There Are a Large Number of Shares Underlying Our Convertible Notes, and Warrants That May be Available for Future Sale and the Sale of These Shares May Depress the Market Price of Our Common Stock.

As of April 27, 2004, we had 75,012,938 shares of common stock issued and outstanding and convertible notes outstanding that may be converted into an estimated 22,727,273 shares of common stock at current market prices, and outstanding warrants to purchase 500,000 shares of common stock and an obligation to issue warrants to purchase 1,000,000 shares of common stock in the near future. In addition, the number of shares of common stock issuable upon conversion of the outstanding convertible notes may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the notes and upon exercise of our warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.

The Continuously Adjustable Conversion Price Feature of Our Convertible Notes Could Require Us to Issue a Substantially Greater Number of Shares, Which Will Cause Dilution to Our Existing Stockholders.

     Our obligation to issue shares upon conversion of our convertible notes is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our convertible notes (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price, as of May 7, 2004 of $0.04.

                                                    Number         % of
% Below      Price Per      With Discount          of Shares     Outstanding
Market          Share         at 45%               Issuable        Stock
------          -----         ------               --------        -----

25%            $.03           $.0165               45,454,546      37.73%
50%            $.02           $.011                68,181,819      47.61%
75%            $.01           $.0055              136,363,637      64.51%

         As illustrated, the number of shares of common stock issuable upon conversion of our convertible notes will increase if the market price of our
stock declines, which will cause dilution to our existing stockholders.


The Continuously Adjustable Conversion Price feature of our Convertible Notes May Encourage Investors to Make Short Sales in Our Common Stock, Which Could Have a Depressive Effect on the Price of Our Common Stock.

     The convertible notes are convertible into shares of our common stock at a 45% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the selling stockholder converts and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The selling stockholder could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of notes, warrants and options, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

     The Issuance of Shares Upon Conversion of the Convertible Notes and Exercise of Outstanding Warrants May Cause Immediate and Substantial Dilution to Our Existing Stockholders.

     The issuance of shares upon conversion of the convertible notes and exercise of warrants may result in substantial dilution to the interests of other stockholders since the selling stockholders may ultimately convert and sell the full amount issuable on conversion. Although the selling stockholders may not convert their convertible notes and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.99% of our outstanding common stock, this restriction does not prevent the selling stockholders from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the selling stockholders could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

     In The Event That Our Stock Price Declines, The Shares Of Common Stock Allocated For Conversion Of The Convertible Notes and Registered Pursuant To This Prospectus May Not Be Adequate And We May Be Required to File A Subsequent Registration Statement Covering Additional Shares. If The Shares We Have Allocated And Are Registering Herewith Are Not Adequate And We Are Required To File An Additional Registration Statement, We May Incur Substantial Costs In Connection Therewith.

     Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the convertible notes, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the convertible notes. Accordingly, we have allocated and registered 19,000,000 shares to cover the conversion of the convertible notes. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the convertible notes and are registering hereunder may not be adequate. If the shares we have allocated to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.

     If We Are Required for any Reason to Repay Our Outstanding Convertible Notes, We Would Be Required to Deplete Our Working Capital, If Available, Or Raise Additional Funds. Our Failure to Repay the Convertible Notes, If Required, Could Result in Legal Action Against Us, Which Could Require the Sale of Substantial Assets.

     In April 2004, we entered into a Securities Purchase Agreement for the sale of an aggregate of $750,000 principal amount of convertible notes. The convertible notes are due and payable, with 12% interest, two years from the date of issuance, unless sooner converted into shares of our common stock. Although we currently have $250,000 convertible notes outstanding, the investor is obligated to purchase additional convertible notes in the aggregate of $500,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the convertible notes will be converted into shares of our common stock, in accordance with the terms of the convertible notes. If we are required to repay the convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

                          RECOMMENDATION OF THE BOARD:

     The Board of Directors recommends that stockholders vote "FOR" approval of the proposal to amend THE Certificate of Incorporation to INcrease the number of authorized shares of the Company's Common STOCK from 100,000,000 to 350,000,000.

                                 PROPOSAL NO. 3
               APPROVAL OF THE 2004 EMPLOYEE STOCK INCENTIVE PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the 2004 Stock Incentive Plan (the "2004 Incentive Plan") and to authorize 10,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2004 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2004 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices at 1141 Harbor Bay Parkway, Suite 203, Alameda, California 94502.

General

The 2004 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 10,000,000 shares of Common Stock for issuance under the 2004 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2004 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2004 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2004 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2004 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2004 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2004 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2004 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2004 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2004 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2004 Incentive Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2004 Incentive
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2004 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2004 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2004 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2004 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2004 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2004 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2004 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2004 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

The approval of the 2004 Incentive Plan and the reservation of 10,000,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2004 Stock Incentive Plan.

                          RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2004 STOCK INCENTIVE PLAN.

         PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                           (ITEM 4 ON THE PROXY CARD)

     The Board of Directors has appointed the firm of Malone & Bailey, PLLC as independent auditors of the Company for the year ending December 31, 2004, subject to ratification of the appointment by the Company's stockholders. A representative of Malone & Bailey, PLLC is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         The Company does not have an audit committee.

Review of the Company's audited financial statements for the fiscal year ended December 31, 2003

     The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

     In addition, the Board discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Fees

2002 - $10,550
2003- $5,340

The aggregate fees billed by our auditors for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002 & for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $10,550 and $5,340, respectively.


Tax Fees

Malone & Bailey, PLLC did not bill the Company for tax related work during fiscal 2003 or 2002.

All Other Fees

Malone & Bailey, PLLC did not bill the Company for any other services during fiscal 2003 or 2002.

                          RECOMMENDATION OF THE BOARD:

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MALONE & BAILEY, PLLC AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

             BENEFICIAL OWNERSHIP OF RDOX COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Common Stock as of May 25, 2004 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director of the Company; (iii) each officer of the Company and (iv) all executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment powers with respect to all shares of Common Stock beneficially owned by it or him as set forth opposite its or his name.

                                                    Shares
Name and Address                                    Beneficially Owned (1)       Percent Owned (1)
--------------------------------------------------- ---------------------------- ---------------------------
James R. Schuler                                            6,475,000 (2)                8.63%
c/o Redox Technology Corp
1141 Harbor Bay Parkway, Suite 203
Alameda, California 94502

Clifton Douglas                                             2,013,125 (3)                2.68%
c/o Redox Technology Corp
1141 Harbor Bay Parkway, Suite 203
Alameda, California 94502

Richard Syzmanski                                          12,877,613 (4)               17.17%
c/o Redox Technology Corp
1141 Harbor Bay Parkway, Suite 203
Alameda, California 94502

All Officers and Directors as a                            21,365,738                   28.48%
Group (3 Persons)
* Less than one percent
----------------------------

     (1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after May 22, 2004. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on May 22, 2004 any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

     (2) Includes 3,000,000 shares owned by Screen Media Technology AS and 2,000,000 shares owned by Haynes Enterprises, both companies which are under the control of Mr. Schuler.

     (3) These shares are held in the name of the Douglas Family Trust. (4) These shares are held in the name of the Richard Szymanski Trust.

The foregoing table is based upon 75,012,938 shares of common stock outstanding as of May 25, 2004.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2003. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2003, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2003 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2004, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long term compensation of the Company's Chief Executive Officer. The Company does not have any officer whose annual salary and bonus exceeds $100,000 as of December 31, 2003:


                                                                           Other
                                                           Annual      Restricted      Options       LTIP
  Name & Principal                Salary       Bonus       Compen-        Stock          SARs       Payouts        All Other
      Position          Year        ($)         ($)       sation ($)    Awards ($)       (#)          ($)        Compensation
--------------------- --------- ------------ ----------- ------------ -------------- ------------- ------------ --------------
James R. Schuler,      2003 (1)       0           0            0            0            0              0             0
President
--------------------- --------- ------------ ----------- ------------ -------------- ------------- ------------ --------------
Richard Szymanski,     2003 (2)       0           0            0            0        2,340,000          0             0
President              2002           0           0            0            0            0              0             0
                       2001           0           0            0            0        1,111,111 (3)      0             0
--------------------- --------- ------------ ----------- ------------ -------------- ------------- ------------ --------------
Clifton Douglas,       2003           0           0            0            0        1,709,750          0             0
CFO
--------------------- --------- ------------ ----------- ------------ -------------- ------------- ------------ --------------

(1)  Represents the period from December 14, 2003 to December 31, 2003.
(2)  Represents the period from January 1, 2003 to December 14, 2003.
(3) Mr. Szymanski received 1,111,111 shares of common stock in lieu of his salary of $100,000. The shares were valued at $0.09 per share.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

There were no grants of Stock Options/SAR made to the named Executive during the fiscal year ended December 31, 2003.

AGGREGATED  OPTION/SAR  EXERCISES  IN LAST FISCAL YEAR AND  YEAR-END  OPTION/SAR
VALUES

There have been no grants of Stock Options/SARs made to any named Executive.

EMPLOYMENT AND MANAGEMENT AGREEMENTS

None.

DIRECTOR COMPENSATION

Directors do not receive any compensation for their services.

STOCK OPTION PLAN

None.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Our offices are leased from our President, James Schuler, on a month-to-month basis. The office space is approximately 700 square feet, and we have access to an adjoining conference room. Our monthly rent is $1,200. We have the ability to expand up to an additional 700 square feet in our current location on the ratio of rent to square feet.

         On April 16, 2004, we entered into exclusive licensing agreements for technologies developed by Haynes Enterprises and Screen Media Technology AS, two companies owned by our President, James Schuler. The licensing agreements are exclusive in area to the United States of America. In consideration of the granting of such licenses, we shall pay to each Haynes Enterprises and Screen Media Technology $25,000 within 90 days and we issued 3,000,000 shares of our common stock to Screen Media Technology AS and 2,000,000 shares of our common stock to Haynes Enterprises upon execution of the agreements. In addition, we will pay 2.5% of our net sales under each licensing agreement. Under the terms of each licensing agreement, we are required to make minimum royalty payments each year as follows:

         Year One                   $100,000
         Year Two                   $250,000
         Year Three                 $500,000
         Year Four                  $750,000
         Year Five and after      $1,000,000

         In the event that we are unable to reach the guaranteed minimum royalty payments each year, we are required to make up the difference in cash.


ANNUAL REPORT ON FORM 10-KSB

The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

                       By Order of the Board of Directors





                                                  /s/ James R. Schuler
                                                  ----------------------
                                                      James R. Schuler
                                                      Chairman of the Board



Dated: May 28, 2004
Alameda, California

                                                                      EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                          REDOX TECHNOLOGY CORPORATION

                Under Section 245 of the General Corporation Law

         The undersigned, Chairman of the Board of Directors of the corporation, does hereby certify as follows:

         FIRST: The name of the corporation is:

                          REDOX TECHNOLOGY CORPORATION

     SECOND: The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

    "FOURTH: The total number of shares of all classes of stock which the corporation is authorized to issue is three hundred sixty million (360,000,000), consisting of ten million (10,000,000) shares of preferred stock, par value one-tenth of one cent ($.001) per share (the "Preferred Stock"), and three hundred fifty million (350,000,000) shares of common stock, $0.00005 par value per share (the "Common Stock").

    Each issued and outstanding share of Common Stock shall entitle the holder of record thereof to one vote.

    The Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the date of issue and the date from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, the designations, preferences, and the relative, participating, optional or mandatory rights to redemption, conversion or exchange or other special qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law."

         THIRD: The amendment of the certificate of incorporation herein certified has been duly adopted at a meeting of the Corporation's Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by James R. Schuler, its President, this ___ day of ________, 2004.

                                            REDOX TECHNOLOGY CORPORATION


                                            /s/ JAMES R. SCHULER
                                                ----------------
                                                JAMES R. SCHULER
                                                President

PROXY
                          REDOX TECHNOLOGY CORPORATION
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                     *, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints JAMES R. SCHULER and CLIFTON DOUGLAS and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on *, 2004, at *, local time, at *, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal(1) The election as directors of all nominees listed below to serve until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

    Nominees:
    01)    [   ]               02)    [   ]               03)    [   ]
    04)    [   ]               05)    [   ]

    FOR ALL [___]              WITHHOLD ALL [___]         FOR ALL EXCEPT [___]


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Proposal (2) Amending the Certificate of Incorporation to increase the Company's authorized shares of common stock from 100,000,000 shares to 350,000,000 shares.

                          FOR|_| AGAINST|_| ABSTAIN|_|

Proposal (3) Adopting the 2004 Stock Incentive Plan.

                          FOR|_| AGAINST|_| ABSTAIN|_|

Proposal (4)Ratification of the appointment of MALONE & BAILEY, PLLC as auditors of the Company for the fiscal year ending December 31, 2004.

                          FOR|_| AGAINST|_| ABSTAIN|_|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (2), (3) and (4). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2003.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [ ________ ] DATE: _______, 2004 Signature (Joint owners) [_________ ] DATE: _______, 2004